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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS INC.

                             Dated: March 1, 2001

Under the section titled "Fund Expenses and Expense Example" on page 9, the last sentence of the first paragraph is amended to read:

However, the Asia Pacific Equities, European Equities, Japanese Equities and Select International Equities Funds have a 1.00% short-term redemption/exchange fee on shares owned less than 90 days.
The Fee table on page 9 is also amended to reflect the 1.00% short-term redemption/exchange fee for the Select International Equities Fund.
November 1, 2001                                                       IIP 1101